                        CARDINAL TAX EXEMPT MONEY TRUST

                      SUPPLEMENT DATED DECEMBER 11, 1995,
                      TO PROSPECTUS DATED FEBRUARY 1, 1995

     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     The Trust has entered into an Agreement and Plan of Reorganization and Liquidation, dated as of December 1, 1995 (the "Plan"), with The Cardinal Group, an Ohio business trust (the "Group"). Pursuant to the Plan, Cardinal Tax Exempt Money Market Fund, a series of the Group (the "Acquiring Fund"), would acquire all of the assets of the Trust in exchange for the assumption of all of the Trust's liabilities and a number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the Trust's net assets (the "Reorganization"). The Trust would then be liquidated, and the shares of the Acquiring Fund would be distributed to Trust shareholders.

     The Reorganization is subject to certain regulatory approvals and to approval by the shareholders of the Trust at the Annual Shareholders Meeting currently expected to be held in February, 1996. If the shareholders approve the Reorganization, it is expected that the Reorganization would be effected on or about March 31, 1996; however, the Reorganization may be effected on such earlier or later date as the Group and the Trust may determine. There can be no assurance that the Reorganization will take place when or as currently proposed.

     The following paragraph is added to the cover page of this Prospectus:

          THE SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     The second sentence of the first paragraph under the heading "CHECK-WRITING REDEMPTION PROCEDURE" on page 14 of the Prospectus is deleted and is replaced with the following:

     These checks may be made payable to the order of any person in any amount not less than $250.

     The second sentence of the second paragraph under the heading "CHECK-WRITING REDEMPTION PROCEDURE" on page 14 of the Prospectus is deleted.

     The following two sentences are added at the end of the second paragraph under the heading "WHO MANAGES MY INVESTMENT IN THE TRUST? -- Investment Adviser and Manager" on page 16 of the Prospectus:

     As of December 22, 1995, David C. Will will be primarily responsible for the day-to-day management of the Trust's portfolio. Mr. Will has been a Vice President of The Ohio Company and the Adviser since 1990 and has more than 25 years of investment management experience.

     This Prospectus Supplement supersedes in its entirety the prospectus supplement dated February 22, 1995.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE

PROSPECTUS
--------------------------------------------------------------------------------
                                    [LOGO]
                        CARDINAL TAX EXEMPT MONEY TRUST

Cardinal Tax Exempt Money Trust (the "Trust") is a no-load, diversified, open-end management investment company. The Trust has an investment objective of maximizing current income exempt from federal income tax while preserving capital and maintaining liquidity. The Trust seeks to attain its objective through professional management of a high-grade portfolio of short-term municipal bonds and notes, tax-exempt commercial paper and tax-exempt short-term discount notes, some of which may be secured by the full faith and credit of the U.S. Government. All obligations purchased by the Trust will mature, or be deemed to mature, in 397 days (13 months) or less or will have interest rates adjusted in accordance with established indexes (e.g. the prime rate) not less frequently than semi-annually. There can be no assurance that the Trust's objective will be achieved.

THE INVESTMENT DESCRIBED IN THIS PROSPECTUS IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT. THE TRUST SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT NET ASSET VALUE WILL NOT VARY.

The Trust is designed for institutions and individuals who desire current income exempt from federal income tax that reflects prevailing interest rates for short-term tax-exempt investments together with a high degree of liquidity.
--------------------------------------------------------------------------------

         For further information regarding the Trust or for assistance in opening an account or redeeming shares, please call:

        In Columbus 464-5512 (opening accounts and further information)
                          464-5511 (redeeming shares)

               From other Ohio locations (800) 282-9446 toll free

                   From outside Ohio (800) 848-7734 toll free

           Inquiries may also be made by mail addressed to the Trust
                            at its principal office:

                             155 East Broad Street
                              Columbus, Ohio 43215
--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing in the Trust. This Prospectus should be retained for future reference. A Statement of Additional Information respecting the Trust, dated February 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Such Statement is available upon request without charge from the Trust at the above address or by calling the phone numbers provided above.

     Investors should read and retain this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               THE OHIO COMPANY

                The date of this Prospectus is February 1, 1995.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY FEATURES
--------------------------------------------------------------------------------

TAX ADVANTAGES.................The Trust seeks to invest in securities which are free of federal income tax, and in turn, pass through to the
                               investor tax free income. State and local taxes have not
                               been considered. (See page 7.)
HIGH CURRENT YIELDS............The Trust seeks the maximum yield available through investment in securities which earn attractive rates of
                               return free of federal income tax. (See page 7.)
MONTHLY DISTRIBUTIONS..........Monthly distributions are automatically reinvested in additional shares of the Trust without charge or may be
                               received in cash. (See pages 4 and 12.)
INSTANT LIQUIDITY..............Through the free check writing privilege or telephone transfer of funds, all or part of an investor's shares may be redeemed on any business day at the net asset value
                               without charge. (See pages 13 and 14.)
LOW INITIAL INVESTMENT.........An investor can acquire shares of a high quality portfolio of tax exempt securities with a smaller investment than
                               would be needed to purchase a similar portfolio directly.
                               (See page 10.)
PROFESSIONAL MANAGERS..........The Trust's portfolio is fully managed by professional portfolio managers. (See page 16.)
FLEXIBILITY....................You may switch once each calendar quarter from one mutual fund to another within the Cardinal Group of Funds as your personal circumstances or market conditions dictate. Under certain circumstances, however, a sales charge may be im-
                               posed on exchanges for shares of The Cardinal Fund Inc.,
                               Cardinal Government Obligations Fund, Cardinal Balanced
                               Fund and Cardinal Aggressive Growth Fund. (See page 17.)
MAXIMUM YIELD..................As there is no sales charge to reduce the yield, investors receive the maximum yield on their investment. Service
                               fees and charges have not been considered. (See pages 4
                               and 16.)
ACH PROCESSING.................Investors may use Automated Clearing House ("ACH")
                               processing for subsequent purchases of shares,
                               redemptions, and/or distributions paid. (See page 17.)

--------------------------------------------------------------------------------
PROSPECTUS HIGHLIGHTS
--------------------------------------------------------------------------------

SHARES OFFERED.................The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, all of
                               one class, with a par value of $.10 per share (the
                               "Shares"). (See page 6.)
OFFERING PRICE.................The public offering price is equal to net asset value per share next determined after order. The Trust intends to
                               use its best efforts, under normal circumstances, to
                               maintain a constant net asset value of $1.00 per share.
                               There can be no assurance that it will be able to maintain such a net asset value. There is no sales charge. (See
                               pages 10 and 14.)
MINIMUM PURCHASE...............$1,000 minimum initial investment and $100 minimum subse-
                               quent investments, although such minimums may be waived
                               under certain circumstances. (See page 10.)
TYPE OF COMPANY................No-load, diversified, open-end management investment com-
                               pany, established under Ohio law by a Declaration of Trust dated January 13, 1983. (See page 6.)
INVESTMENT OBJECTIVE...........To maximize current income exempt from federal income tax while preserving capital and maintaining liquidity. There
                               is no assurance that such objective will be achieved. (See page 7.)
INVESTMENT POLICIES............The Trust invests in short-term tax exempt securities including, but not limited to, bond anticipation notes,
                               construction loan notes, project notes, revenue
                               anticipation notes and tax anticipation notes as well as
                               municipal bonds and participations therein. These
                               investments entail certain risks. (See pages 7 through
                               10.)
INVESTMENT ADVISER.............The Trust has entered into an investment advisory and man-
                               agement agreement with Cardinal Management Corp., a
                               wholly-owned subsidiary of The Ohio Company. Cardinal
                               Management Corp. also acts as investment adviser for
                               Cardinal Government Securities Trust, Cardinal Government
                               Obligations Fund, Cardinal Balanced Fund and Cardinal
                               Aggressive Growth Fund. (See page 16.)
MANAGEMENT FEE.................The annual rate is .5% of the average daily net assets of the Trust. (See page 16.)
DISTRIBUTIONS..................Distributions from net investment income are credited to the shareholder's account daily and are automatically
                               reinvested in additional Shares of the Trust monthly,
                               unless a cash dividend option is selected. (See pages 11
                               and 12.)
REDEMPTION.....................At net asset value per share without charge, except that broker-dealers may charge a service fee for assisting in a redemption. The Trust may require a redemption of Shares
                               if the value of the account is less than $500. (See page
                               12.)
TRANSFER AGENT.................Cardinal Management Corp. (See page 16.)

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
          Maximum Sales Load Imposed on Purchases
            (as a percentage of offering price)..........................             0%
          Maximum Sales Load Imposed on Reinvested Dividends
            (as a percentage of offering price)..........................             0%
          Deferred Sales Load
            (as a percentage of original purchase price or redemption
            proceeds, as applicable).....................................             0%
          Redemption Fees
            (as a percentage of amount redeemed, if applicable)..........             0%
          Exchange Fee...................................................         $   0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
          Management Fees................................................           .50%
          12b-1 Fees.....................................................           .00
          Other Expenses.................................................           .26
                                                                                -------
               Total Fund Operating Expenses.............................           .76%
                                                                                =======

EXAMPLE                                                1 YEAR         3 YEARS        5 YEARS       10 YEARS
-----------------------------------------            -----------    -----------    -----------    -----------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each period:......        $8             $24            $42            $94

The purpose of the above table is to assist a potential purchaser of the Trust's Shares in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. See "WHO MANAGES MY INVESTMENT IN THE TRUST?" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Trust. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights with respect to each of the ten fiscal years ended September 30, 1994, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon together with certain financial statements, are contained in the Trust's Statement of Additional Information and which may be obtained by shareholders and prospective investors.

FINANCIAL HIGHLIGHTS FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                       YEARS ENDED SEPTEMBER 30,
                                                      ------------------------------------------------------------
                                                        1994         1993         1992         1991         1990
                                                      --------     --------     --------     --------     --------
Net asset value, Beginning of period................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Income from investment operations:
  Net investment income.............................       .02          .02          .03          .04          .05
  Net gains or losses on securities (both realized
    and unrealized).................................        --           --           --           --           --
                                                      --------     --------     --------     --------     --------
  Total from investment operations..................       .02          .02          .03          .04          .05
                                                      --------     --------     --------     --------     --------
Less Distributions:
  Dividends (from net investment income)............      (.02)        (.02)        (.03)        (.04)        (.05)
  Distributions (from capital gains)................        --           --           --           --           --
  Returns of capital................................        --           --           --           --           --
                                                      --------     --------     --------     --------     --------
  Total Distributions...............................      (.02)        (.02)        (.03)        (.04)        (.05)
Net asset value, End of period......................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                      ========     ========     ========     ========     ========
Total Return........................................      1.78%        1.81%        2.62%        4.40%        5.41%
Ratios/Supplemental Data:
Net assets, End of period (000) omitted.............  $ 80,531     $ 91,159     $ 70,054     $ 85,488     $ 82,988
Ratio of expenses to average net assets.............      0.76%        0.77%        0.76%        0.72%        0.76%
Ratio of net investment income to average net
  assets............................................      1.78%        1.80%        2.59%        4.31%        5.26%

                                                        1989         1988         1987         1986         1985
                                                      --------     --------     --------     --------     --------
Net asset value, Beginning of period................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Income from investment operations:
  Net investment income.............................       .06          .04          .04          .04          .05
  Net gains or losses on securities (both realized
    and unrealized).................................        --           --           --           --           --
                                                      --------     --------     --------     --------     --------
  Total from investment operations..................       .06          .04          .04          .04          .05
                                                      --------     --------     --------     --------     --------
Less Distributions:
  Dividends (from net investment income)............      (.06)        (.04)        (.04)        (.04)        (.05)
  Distributions (from capital gains)................        --           --           --           --           --
  Returns of capital................................        --           --           --           --           --
                                                      --------     --------     --------     --------     --------
  Total Distributions...............................      (.06)        (.04)        (.04)        (.04)        (.05)
Net asset value, End of period......................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                      ========     ========     ========     ========     ========
Total Return........................................      5.95%        4.53%        3.62%        4.47%        4.93%
Ratios/Supplemental Data:
Net assets, End of period (000) omitted.............  $ 82,031     $ 61,771     $ 63,848     $ 67,816     $ 34,653
Ratio of expenses to average net assets.............      0.72%        0.75%        0.71%        0.76%        0.75%
Ratio of net investment income to average net
  assets............................................      5.79%        4.44%        3.56%        4.38%        4.82%

See notes to financial statements appearing in the Trust's Statement of Additional Information.
---------------------------------------

Pursuant to a Revolving Credit Agreement between the Trust and The Fifth Third Bank dated April 10, 1992 (the "Loan Agreement"), the Trust may borrow money from The Fifth Third Bank for temporary or emergency non-investment purposes, such as to accommodate abnormally heavy redemption requests, and only in an amount not exceeding 5% of the value of the Trust's total assets at the time of borrowing. The table below sets forth certain information concerning the Loan Agreement.

                                                                  AVERAGE NUMBER
                      AMOUNT OF DEBT      AVERAGE AMOUNT OF     OF TRUST'S SHARES       AVERAGE AMOUNT
   YEAR ENDED         OUTSTANDING AT       DEBT OUTSTANDING        OUTSTANDING        OF DEBT PER SHARE
 SEPTEMBER 30,        END OF PERIOD       DURING THE PERIOD     DURING THE PERIOD     DURING THE PERIOD
----------------    ------------------    ------------------    ------------------    ------------------
      1994                  $0                 $19,159              85,845,213            $.0002232
      1993                  $0                  $6,439              80,606,522            $.0000799
      1992                  $0                  $  637              88,243,903            $.0000072

From time to time the Trust may advertise its "yield" or "annualized yield," its "effective yield," its "tax equivalent yield" and its "tax equivalent effective yield." ALL YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" or "annualized yield" of the Trust refers to the income generated by an investment in the Trust over a seven-day period (which period will be stated in the advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Trust is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" or "annualized yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of the Trust. The "tax-equivalent effective yield" is calculated similarly to the "tax-equivalent yield" but, when annualized, the income earned by an investment in the Trust is assumed to be reinvested. The "tax-equivalent effective yield" will be slightly higher than the "tax-equivalent yield" because of the compounding effect of this assumed reinvestment.

Investors may also judge the performance of the Trust by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc. and CDA Investment Technologies, Inc. Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, The Columbus Dispatch, Business Week, Consumer Reports and U.S.A. Today. In addition to performance information, general information about the Trust that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

--------------------------------------------------------------------------------
WHAT IS THE TRUST?
--------------------------------------------------------------------------------

The Trust is a diversified open-end management investment company established under Ohio law by a Declaration of Trust dated January 13, 1983. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, all of one class, with par value of $.10 per share, and authorizes the Trustees to issue separate series of shares differing only in certain specified respects. The Trustees have not currently authorized separate series of shares. Each Share offered hereunder represents an equal pro rata interest in the Trust's common portfolio. Upon liquidation, shareholders are entitled to share pro rata in the net assets of the Trust available for distribution to shareholders. Shares are freely transferable, have no preemptive or conversion rights and are redeemable as set forth herein under "HOW MAY I REDEEM MY SHARES?" Shares issued pursuant to the terms of the Declaration of Trust are fully paid and nonassessable. Any additional series of shares must be issued in compliance with the Investment Company Act of 1940, as amended, and must not constitute a security that is senior to the Shares offered pursuant to this Prospectus.

--------------------------------------------------------------------------------
WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES OF THE TRUST?
--------------------------------------------------------------------------------

The investment objective of the Trust is to maximize current income exempt from federal income tax while preserving capital and maintaining liquidity. The investment objective with respect to the Trust is a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of the Trust.

As a money market fund, the Trust invests exclusively in United States dollar-denominated instruments which the Trustees of the Trust and the Trust's investment adviser determine present minimal credit risks and which at the time of acquisition are rated by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations or, if unrated, are of comparable quality. All securities or instruments in which the Trust invests have, or are deemed to have, remaining maturities of 397 calendar days (thirteen months) or less. The dollar-weighted average maturity of the obligations in the Trust will not exceed 90 days.

As a matter of policy, under normal market conditions, the Trust will invest at least 80% of its net assets in a diversified portfolio of Municipal Securities (as defined below), the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax. Subject to the foregoing limitations and in order to achieve its investment objective, the Trust expects to invest in the following types of securities.

The Trust may invest in bond anticipation notes, construction loan notes, project notes, revenue anticipation notes and tax anticipation notes, as well as municipal bonds and participation interests therein, including industrial development revenue bonds and pollution control revenue bonds (collectively, "Municipal Securities"). The Trust may also acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a "stand-by commitment" a dealer agrees to purchase, at the Trust's option, specified Municipal Securities at a specified price which ordinarily is substantially the same as the value of the underlying Municipal Security.

Specific types of Municipal Securities which the Trust may purchase include bond anticipation notes, construction loan notes, project notes, revenue anticipation notes and tax anticipation notes which, in each case (1) are backed by the full faith and credit of the United States, (2) are rated MIG-1 or MIG-2, or subsequent equivalents by Moody's Investors Service, Inc. ("Moody's") or (3) if the notes are not rated, are, as determined by Cardinal Management Corp., the Trust's adviser (the "Adviser") in accordance with guidelines established by the Board of Trustees, of a quality equivalent to MIG-1 or MIG-2. The Trust may also invest in municipal bonds and participation interests therein, including industrial development revenue bonds and pollution control revenue bonds, which
(1) are rated Aaa or Aa by Moody's, (2) are rated AAA or AA by Standard & Poor's Corporation ("S&P") or (3) if not rated, have, in the opinion of the Adviser determined in accordance with guidelines established by the Board of Trustees, essentially the same characteristics and quality as bonds having the above ratings. In addition, the Trust may purchase other types of tax-exempt Municipal Securities such as short-term discount notes. These investments must (1) be rated Prime-1 or Prime-2 by Moody's or (2) if not rated, possess equivalent characteristics and quality in the opinion of the Adviser determined in accordance with guidelines established by the Board of Trustees.

As of December 31, 1994, the Trust was 100% invested in Municipal Securities rated AAA or AA (bonds), SP-1 (notes) or A-1 (variable rate demand obligations) by S&P, or Aaa or Aa (bonds), MIG-1 (notes) or VMIG-I (variable rate demand obligations) by Moody's. Current income earned on such Municipal Securities may not be as great as current income that could be earned on lower quality securities that have less liquidity and/or a greater risk of nonpayment or securities that have a longer term.

The Trust has invested and intends to continue to invest more than 25% of its assets in certain variable or floating rate demand Municipal Securities, including participation interests therein. The value of such securities may change with changes in interest rates generally. However, the variable or floating rate nature of such securities should reduce, to the extent the Trust is invested in such securities, the degree of fluctuation in the value of portfolio investments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio composed entirely of fixed income securities. The portfolio may contain variable or floating rate demand securities on which stated minimum or maximum rates set by state law limit the degree to which interest on such securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable or floating rate demand securities is made in relation to movements of the applicable indexes (e.g. the prime rate), such securities are not comparable to longer-term fixed rate securities. Accordingly, interest rates on such securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities. The Trust, however, will only acquire variable or floating rate securities the interest rates on which are determined by reference to other short-term market rates of interest. The Trust will attempt to achieve a balance of variable or floating and fixed rate securities such that under normal circumstances the net asset value of the Trust can be maintained at $1.00 per share while the highest possible yield can be returned to investors. To the extent the Trust's portfolio is invested in variable or floating rate securities, yield can be expected to decline in periods of falling interest rates more rapidly than if the Trust's portfolio is invested solely in longer-term fixed rate securities. Conversely, yield, under the same circumstances, can be expected to increase more rapidly in periods of rising interest rates. Such instruments may be considered to be derivatives. A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. As stated above, the Fund has no limit as to the percentage of its total assets that may be invested in such variable or floating rate securities.

Variable rate demand Municipal Securities in which the Trust invests may be supported by bank letters of credit or comparable guarantees of financial institutions. To the extent that 25% or more of the Trust's assets are invested in variable rate demand Municipal Securities supported by such letters of credit or guarantees, the Trust may be deemed to be concentrated in the banking industry. (See "Certain Factors.")

In addition, the Trust may enter into commitments to purchase Municipal Securities on a "when-issued" basis. Pursuant to such commitments, delivery and payment for the Municipal Securities normally takes place at a date after the commitment to purchase although the payment obligation and the coupon rate have been established before the time the Trust enters into the commitment. The settlement date usually occurs within one week of the purchase of notes and within one month of the purchase of bonds. At the time the Trust makes such a commitment to purchase a Municipal Security, it will record the transaction and reflect the value of the obligation in determining its net asset value. No interest accrues to the Trust until delivery and payment take place. The Custodian will maintain on a daily basis a separate Trust account consisting of cash or liquid debt securities with a value at least equal to the amount of the Trust's commitments to purchase when-issued obligations.

Municipal Securities purchased on a when-issued basis or held in the Trust's portfolio are subject to changes in market value based not only upon the public's perception of the credit worthiness of the issuer but also upon changes in the level of interest rates. Such changes in value will generally result in both changing in value in the same way, i.e. both appreciating when interest rates decline and depreciating when interest rates rise. Therefore, if to achieve higher interest income the Trust remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Trust's assets will vary from $1.00 per share. (See "HOW IS NET ASSET VALUE CALCULATED?") In addition, the Trust may, when it purchases Municipal Securities on a when-issued basis, obtain on the settlement date, Municipal Securities yielding higher or lower rates of interest than are otherwise available. However, the Trust does not believe that under normal circumstances its net asset value or income will be affected by its purchase of Municipal Securities on a when-issued basis.

TAXABLE MONEY MARKET SECURITIES

Under normal operating circumstances, Trust assets will be managed with a view towards producing only income that is exempt from federal income taxation. However, the Trust may invest up to 20% of its assets in "temporary investments," that is, money market instruments consisting of marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, deposit obligations of banks and savings and loans which are members of the Federal Deposit Insurance Corporation ("FDIC"), bankers' acceptances, high-grade commercial paper guaranteed or issued by domestic corporations and instruments (including repurchase agreements) secured by such obligations.

A repurchase agreement is an instrument under which the purchaser acquires ownership of the obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price. The resale price reflects an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered under the Investment Company Act of 1940, as amended (the "1940 Act") to be loans made by the Trust. The Trust will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Trust's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The Adviser will be responsible for continuously monitoring such requirements. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Trust seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

The Trust will not enter into repurchase agreements in violation of the 1940 Act. The Trust may not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

LOANS AND LOAN PARTICIPATIONS

The Trust may, for temporary or emergency non-investment purposes, such as to accommodate abnormally heavy redemption requests, borrow money in an amount not exceeding 5% of the value of the Trust's total assets at the time of borrowing. The Trust may also acquire participations in privately negotiated loans to municipal borrowers, provided that the interest received by the Trust is exempt, in the opinion of bond counsel to the municipal borrower, from federal income tax. Loan participations are loans subject to the Trust's investment restrictions applicable to these activities. (See "INVESTMENT LIMITATIONS" in the Statement of Additional Information.)

INVESTMENT COMPANY SECURITIES

The Trust may also invest up to 10% of the value of its total assets in the securities of other investment companies subject to the limitations set forth in the 1940 Act. The Trust intends to invest in money market mutual funds for purposes of short-term cash management. The Trust's investment in such other investment companies may result in the duplication of fees and expenses, particularly investment advisory fees. For a further discussion of the limitations on the Trust's investments in other investment companies, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Securities of Other Investment Companies" in the Trust's Statement of Additional Information.

CERTAIN FACTORS

Naturally, there can be no assurance that the Trust will achieve its investment objective or be able continuously to maintain a net asset value per share of $1.00. The characteristics of short-term Municipal Securities are such that the price stability and liquidity of the Trust may not be equal to that of a money market fund which exclusively invests in short-term taxable money market securities. While the Adviser believes that the purchase of variable rate demand Municipal Securities will facilitate maintaining a $1.00 per share net asset value, the Trust is still expected to have a significantly longer average maturity than a general purpose taxable money market fund with the result that the pricing of its portfolio will tend to be more subject to short-term interest rate fluctuations.

In addition, the Trust expects that substantially all the demand rights of the Trust with respect to variable rate demand Municipal Securities will be supported by letters of credit of major commercial banks. Trust investors should be aware that banks are subject to extensive governmental regulation which may limit both the amounts and type of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

--------------------------------------------------------------------------------
HOW DO I PURCHASE SHARES OF THE TRUST?
--------------------------------------------------------------------------------

GENERAL

Shares of the Trust are sold on a continuing basis without a sales charge at the net asset value next determined after an order is received by The Ohio Company, the Trust's principal underwriter, and federal funds (monies credited to a member bank's account in a Federal Reserve Bank) are received by The Ohio Company as hereinafter provided. The minimum initial investment is $1,000 and subsequent investments must be in amounts of at least $100. The Trust may, at its discretion, waive the subsequent investment minimum for purchases effected through the automatic reinvestment of distributions from unit investment trusts sponsored by The Ohio Company, and may waive both the initial and subsequent investment minimums for purchases effected with cash balances in brokerage accounts of customers of The Ohio Company. Shares of the Trust may be purchased through a securities dealer, investment adviser, agent or other fiduciary which may charge a fee for its services in connection with the purchase. No sales charge is imposed by the Trust or by The Ohio Company.

Each new investor must complete an Application Form and send it to the Trust at the indicated address either prior to or concurrently with the transmittal of funds by wire or mail.

All Shares purchased will be credited to shareholder accounts after receipt of an order and federal funds by The Ohio Company, at the net asset value next determined. The Trust currently determines net asset value and enters purchases and redemptions of its Shares as of 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for business ("Business Day"). If a properly completed order and federal funds (or other immediately available funds) are received at or prior to 12:00 noon Eastern time on a Business Day, then the purchase will be entered as of 4:00 p.m. Eastern time on that day and dividends will commence on that day. If either federal funds (or other immediately available funds) or the completed purchase order are received after 12:00 noon Eastern time (but prior to 4:00 p.m. Eastern time) Shares will be credited to the shareholder's account as of 4:00 p.m. Eastern time on that day but will not earn dividends until the following day. The Trust reserves the right to reject any order to purchase its Shares. Certificates representing Shares of the Trust will not be issued. All Shares purchased are confirmed to the investor and credited to the investor's account on the Trust's books maintained by Cardinal Management Corp. The investor will have the same rights and ownership with respect to such Shares as if certificates had been issued.

PURCHASE BY FEDERAL FUNDS WIRE

Investments in Shares of the Trust may be made by wire transfer of federal funds, avoiding delays of the mail and the normal check clearance process described below. An investor may telephone the Trust (464-5511 from Columbus, Ohio; (800) 282-9446, toll free from other Ohio locations; or (800) 848-7734, toll free from outside Ohio) prior to wire transfer of its investment to advise the Trust of the investment and, if a new investor, to obtain an account number. If an investor does not telephone the Trust for wire instructions and the investor's wire transfer does not include sufficient information, such purchase will be delayed until the proper information is received. An investor must instruct its bank to "wire transfer" the investment immediately to:

                            The Huntington National Bank
                            Account Number 01891688407
                            Routing Number 044000024
                            17 South High Street
                            Columbus, Ohio 43215
                            Attn: Cardinal Tax Exempt Money Trust
                            [Include Trust Account Number and Name of Account Holder]

Funds transmitted by wire will be invested in Shares of the Trust at the net asset value next computed after receipt thereof as follows. Investment will occur on the same day as the transfer of funds so long as federal funds are received by The Ohio Company prior to 12:00 noon Eastern Time on any Business Day. Federal funds received by The Ohio Company after 12:00 noon Eastern Time will not be invested until the next Business Day. Dividends will accrue on the day a purchase is effected only if federal funds are received by The Ohio Company by 12:00 noon Eastern Time. A bank may charge for its services in effecting wire transfers of funds.

Subsequent purchases of Shares of the Trust may be made by ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

PURCHASE BY MAIL

Investment in Shares of the Trust may be made by mail by sending a check or other negotiable bank draft payable to the order of "Cardinal Tax Exempt Money Trust" together with, in the case of an initial purchase, an Application Form to:

                            Cardinal Tax Exempt Money Trust
                            155 East Broad Street
                            Columbus, Ohio 43215

Money transmitted by check drawn on a member of the Federal Reserve System will normally be converted to federal funds and invested in Shares of the Trust within one Business Day following receipt by The Ohio Company. Checks drawn on non-member banks may take considerably longer. Cardinal Management Corp. or the Trust will attempt to notify the investor upon receipt of the latter type of check as to the possible delay and to arrange for a better means of transmittal of funds. THE TRUST STRONGLY RECOMMENDS THAT INVESTORS OF SUBSTANTIAL AMOUNTS USE FEDERAL FUNDS TO PURCHASE SHARES.

AUTOMATIC INVESTMENT PLAN

The Trust has made arrangements to enable you to make automatic monthly or quarterly investments, in the minimum amount of $50 per transaction, from your checking account. Assuming the cooperation of your financial institution, your checking account therein will be debited to purchase Shares of the Trust on the periodic basis you select. Confirmation of your purchase of Trust Shares will be provided by the Trust. The debit to your checking account will be reflected in the checking account statement you receive from your financial institution. Please contact The Ohio Company for the appropriate form.

--------------------------------------------------------------------------------
WHAT DISTRIBUTIONS WILL I RECEIVE?
--------------------------------------------------------------------------------

The Trust's net income is declared as a dividend and accrued on each Business Day, immediately prior to the determination of the Trust's net asset value at 4:00 p.m. Eastern Time. Net interest income (from the time of the immediately preceding declaration) consists of interest accrued on the portfolio of the Trust (including accrued discount earned and premium amortized), plus realized net short-term capital gains (losses) due to portfolio transactions (if any), less the accrued expenses of the Trust applicable to that dividend period. While the Trust does not expect to realize any long-term capital gains due to its policy of investing in securities maturing in 13 months or less, any net long-term gain is expected to be distributed in January of the fiscal year following realization. Long-term capital gains, if any, will be paid in additional Shares of the Trust unless the shareholder elects to receive cash.

All dividends of net income are credited to each shareholder's account daily and automatically reinvested in additional Shares of the Trust at the net asset value on the last Business Day of each month. Shareholders, however, may elect to receive monthly the dividends of $10 or more declared on their Shares in cash by checking the appropriate box on the Account Information Form or by otherwise notifying Cardinal Management Corp. in writing. In addition, investors may obtain cash at any time without charge by redeeming Shares at net asset value. If the entire account of a shareholder is withdrawn, all dividends accrued to the time of withdrawal will be paid at that time.

Shareholders may elect to receive cash distributions by using ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

Should the Trust incur or anticipate any extraordinary expense or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then-prevailing circumstances. For example, if the Trust's net asset value per share were reduced, or expected to be reduced, below $1.00, the Trustees might suspend further dividend accruals until the net asset value returned to $1.00. Thus, extraordinary expenses or losses or depreciation may result in no dividends being accrued for the period during which an investor holds Shares as well as a redemption price lower than the purchase price for such Shares.

--------------------------------------------------------------------------------
HOW MAY I REDEEM MY SHARES?
--------------------------------------------------------------------------------

Investors may redeem Shares of the Trust on any Business Day at the net asset value next determined following receipt by the Trust's transfer agent, Cardinal Management Corp., 215 East Capital Street, Columbus, Ohio 43215, of a written or telephonic notice to redeem, or by check, each as more fully described below. See "HOW IS NET ASSET VALUE CALCULATED?" below, for a description of when net asset value is determined.

As requested, The Ohio Company, on behalf of a shareholder, will forward the foregoing notice to redeem to Cardinal Management Corp. without charge. Other broker-dealers may assist a shareholder in redeeming his Shares and may charge a fee for such services.

Proceeds of redemption requests received by Cardinal Management Corp. in proper form before (1) 4:00 p.m. Eastern Time for shareholders who are customers of The Ohio Company and who have submitted their redemption request through their broker at The Ohio Company or (2) 12:00 noon Eastern Time for all other redemption requests, will be sent by mail on the next Business Day or, if the expedited redemption option is available, by federal funds wire on the next Business Day for use on that day.

The Trust reserves the right to delay payment for the redemption of Shares where such Shares were purchased with other than immediately available funds, but only until the purchase payment has cleared (which may take fifteen or more days from the date the purchase payment is received by the Trust). The purchase of Trust Shares by wire transfer of federal funds would avoid any such delay.

The Trust may suspend the right of redemption or may delay payment during any period the determination of net asset value is suspended. See "HOW IS NET ASSET VALUE CALCULATED?".

Due to the high cost of maintaining accounts, the Trust reserves the right to redeem involuntarily Shares in any account at the then current net asset value if at any time redemptions have reduced a shareholder's total investment to a net asset value below $500. A shareholder will be notified in writing that the value of the account is less than $500 and allowed not less than 30 days to increase the account to $500 before the redemption is processed. Proceeds of redemptions so processed, including dividends declared to the date of redemption, will be promptly paid to the shareholder.

REDEMPTION BY MAIL

Shareholders may elect to redeem Shares of the Trust by submitting a written request therefor to Cardinal Management Corp., the Trust's transfer agent at 215 East Capital Street, Columbus, Ohio 43215. Cardinal Management Corp. will request a signature guarantee by an eligible guarantor institution as described below. However, a signature guarantee will not be required if (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record, provided, however, that the address of record has not been changed within the preceding 15 days. For purposes of this policy, an "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. Cardinal Management Corp. reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine or (2) it has reason to believe that the transaction would otherwise be improper.

REDEMPTION BY TELEPHONE

Shareholders may elect to redeem Shares of the Trust by calling the Trust at the telephone numbers set forth on the front of this Prospectus. The Shareholder may direct that the redemption proceeds be mailed to the address of record or another address.

Neither the Trust nor its service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Trust's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Trust will employ procedures designed to provide reasonable assurances that instructions by telephone are genuine; if these procedures are not followed, the Trust or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, and verification of account name and account number or tax identification number. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also redeem their Shares by mail as described above.

EXPEDITED REDEMPTION

Any investor may elect to use the expedited redemption procedure by designating on the Account Information Form submitted at the time of initial investment the name of a commercial bank and account number to receive proceeds of redemption. If this election is made, requests for redemption may be made by mail or by telephone as described above.

An investor may elect to have redemption proceeds sent by federal funds wire to the designated U.S. bank account if the proceeds are $1,000 or more. Otherwise, proceeds will be sent by mail. No signature guarantee will be required of investors electing this procedure. Requests to change bank or account designations may only be made in writing to the Trust with the type of signature guarantee and other documentation specified under "Redemption by Mail" above. To participate in this procedure, an investor must complete the expedited redemption portion of the Account Information Form or notify the Trust at any time after making an initial investment.

An investor may also elect to have redemption proceeds sent by federal funds wire to The Ohio Company, the Trust's distributor, if the proceeds are $500 or more. If the investor elects to have federal funds so wired, the investor may pick up a check at The Ohio Company's main office at 155 East Broad Street, Columbus, Ohio or The Ohio Company will mail a check to the investor's address of record. The Trust may, at its discretion, waive the minimum redemption requirement for redemptions effected to cover debit balances in brokerage accounts of customers of The Ohio Company.

AUTOMATIC WITHDRAWAL

Shareholders may elect to have the proceeds from redemptions of Shares transmitted to an authorized bank account at a Federal Reserve member bank through ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? - ACH Processing" below.

SYSTEMATIC WITHDRAWAL PLAN

As a shareholder, you may elect to redeem your Shares monthly or quarterly in amounts of $50 or more, pursuant to the Trust's Systematic Withdrawal Plan. Please contact The Ohio Company for the appropriate form.

CHECK-WRITING REDEMPTION PROCEDURE

Cardinal Management Corp., as Transfer Agent for the Trust, will provide any shareholder who so requests with a supply of checks, imprinted with the shareholder's name, which may be drawn against the Trust's account maintained by The Fifth Third Bank (the "Bank"), for redemption of Trust Shares. These checks may be made payable to the order of any person in any amount not less than $500. To participate in this procedure, an investor must complete the Check-Writing Redemption Form available from Cardinal Management Corp. When a check is presented to the Bank for payment, Cardinal Management Corp. (as your agent) will cause the Trust to redeem sufficient Shares in your account to cover the amount of the check. Shares continue earning daily dividends until the day on which the check is presented to the Bank for payment. Cancelled checks will be returned to you. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept for payment checks presented through normal bank clearing channels. Shareholders should not attempt to withdraw the full amount of an account or to close out an account by using this procedure.

No charge will be made to a shareholder for participation in the check-writing redemption procedure or for the clearance of any checks. A charge of $10.00 per check will be deducted from the shareholder's account if any check is returned due to insufficient funds or if any check is written for less than $500.

In order to stop payment on a check, the shareholder must notify the Trust in writing before the check has been presented to the Bank for payment. A charge of $8.50 will be deducted from the shareholder's account for each stop payment order.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

The net asset value per share of the Trust is currently determined as of 4:00 p.m. Eastern Time on each Business Day (and at such other time or times as the Board of Trustees may determine). The net asset value per share is computed by dividing the total value of the assets of the Trust, less its liabilities, by the total number of Shares outstanding.

The Board of Trustees has adopted a policy requiring the Trust to use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per Share. The Trust values its portfolio securities by the amortized cost method which involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. The Trust will normally include any accrued discount or premium in its daily dividend and will thereby keep constant the value of the Trust's assets and, consequently, its net asset value per share. This method does not take into account unrealized capital gains or losses or the effect of fluctuating interest rates.

--------------------------------------------------------------------------------
DOES THE TRUST PAY FEDERAL INCOME TAX?
--------------------------------------------------------------------------------

The Trust intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of the Trust's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income and 90% of its exempt interest income. The Trust contemplates declaring as dividends 100% of the Trust's investment company taxable income (before deduction of dividends paid) and 100% of its exempt interest income.

A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Trust would be subject to a nondeductible excise tax equal to 4% of the deficiency.

--------------------------------------------------------------------------------
WHAT ABOUT MY TAXES?
--------------------------------------------------------------------------------

FEDERAL TAXES

The Trust will distribute substantially all of its net investment income and net capital gains to shareholders. Dividends derived from interest earned on Municipal Securities the interest on which is excluded from gross income for federal income tax purposes, including insurance proceeds representing maturing interest on defaulted Municipal Securities the interest on which would be so excluded, constitute "exempt-interest dividends" when designated as such by the Trust and will be excluded from gross income for federal income tax purposes. However, interest excluded from gross income for federal income tax purposes that is received by individuals and corporations on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. It is likely that exempt-interest dividends received by shareholders from the Trust will also be treated as tax preference items in computing the alternative minimum tax to the extent, if any, that distributions by the Trust are attributable to interest earned by the Trust on such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings over adjusted net book income preference alternative minimum taxable income.

Distributions, if any, derived from capital gains will generally be taxable to shareholders as capital gains for federal income tax purposes to the extent so designated by the Trust. Dividends, if any, derived from sources other than interest excluded from gross income for federal income tax purposes and capital gains will be taxable to shareholders as ordinary income for federal income tax purposes whether or not reinvested in additional Shares. Shareholders not subject to federal income tax on their income will not, of course, be required to pay federal income tax on any amounts distributed to them. The Trust anticipates that substantially all of its dividends will be excluded from gross income for federal income tax purposes and will notify each shareholder annually of the tax status of all distributions.

If a shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits that may be subject to federal income taxation, may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

STATE AND LOCAL TAXES

Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. The Trust will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on Municipal Securities held by the Trust during the preceding year.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Trust and its shareholders. Potential investors in the Trust are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

Cardinal Management Corp. will inform shareholders at least annually of the amount and nature of such income and capital gains.

--------------------------------------------------------------------------------
WHO MANAGES MY INVESTMENT IN THE TRUST?
--------------------------------------------------------------------------------

Pursuant to the laws of Ohio and the Trust's Declaration of Trust, the responsibility for the management of the Trust is vested in its Board of Trustees which, among other things, is empowered by the Trust's Declaration Of Trust to elect officers of the Trust and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

INVESTMENT ADVISER AND MANAGER

Cardinal Management Corp. (the "Adviser"), located at 155 East Broad Street, Columbus, Ohio 43215, is a wholly-owned subsidiary of The Ohio Company and is also the investment adviser to Cardinal Government Securities Trust ("CGST"), Cardinal Government Obligations Fund ("CGOF"), Cardinal Balanced Fund ("CBF") and Cardinal Aggressive Growth Fund ("CAGF"). The Adviser also acts as dividend and transfer agent for The Cardinal Fund Inc., another open-end diversified management investment company ("CFI"), CGST, CGOF, CBF, CAGF and the Trust. The Ohio Company is a member of the New York Stock Exchange, Inc., the Midwest Stock Exchange, Inc., other regional exchanges and the National Association of Securities Dealers, Inc. In addition to acting as the principal underwriter for the Trust, CGST, CGOF, CBF and CAGF, The Ohio Company acts as investment adviser and principal underwriter for CFI, and as the sponsor of various series of separate unit investment trusts.

Pursuant to the Investment Advisory Contract, the Adviser manages the investment and reinvestment of the assets of the Trust in accordance with the Trust's investment objective, policies and restrictions, subject to the general supervision and control of the Trust's Board of Trustees. Since the Trust's inception, Hannibal L. Godwin III has been primarily responsible for the day-to-day management of the Trust's portfolio. Mr. Godwin has been a portfolio manager with the Adviser and/or The Ohio Company since 1981.

As compensation for its services to the Trust, the Adviser receives monthly from the Trust a management fee at the annual rate of .5% of the average daily net assets of the Trust. The Adviser may, however, periodically waive all or a portion of its advisory fee with respect to the Trust to increase the net income of the Trust available for distribution as dividends. The waiver of such fee will cause the yield of the Trust to be higher than it would otherwise be in the absence of such a waiver.

DIVIDEND AND TRANSFER AGENT

Cardinal Management Corp., 215 East Capital Street, Columbus, Ohio 43215, has been selected to act as the Trust's Dividend and Transfer Agent. Cardinal Management Corp. is also the Trust's investment adviser.

DISTRIBUTOR

The Trust has entered into a Distributor's Contract with The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, pursuant to which Shares of the Trust continuously will be offered on a best efforts basis by The Ohio Company and dealers selected by The Ohio Company. Walter R. Chambers is an officer and trustee/director of both the Trust and The Ohio Company. Frank W. Siegel and Hannibal L. Godwin III, each an officer and trustee of the Trust, are officers of The Ohio Company. John L. Schlater, a trustee of the

Trust, is an officer of The Ohio Company. David C. Will and James M. Schrack II are officers of both the Trust and The Ohio Company.

CUSTODIAN

The Trust has appointed The Fifth Third Bank ("Fifth Third") 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as the Trust's custodian. In such capacity Fifth Third will hold or arrange for the holding of all portfolio securities and other assets acquired and owned by the Trust.

--------------------------------------------------------------------------------
WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED?
--------------------------------------------------------------------------------

ACH PROCESSING

The Trust now offers ACH privileges. Investors may use ACH processing to make subsequent purchases, redeem Shares and/or electronically transfer distributions paid on Trust Shares, in addition to the other methods described in this Prospectus. ACH provides a method by which funds may be automatically transferred to or from an authorized bank account at a Federal Reserve member bank that is an ACH member. Please contact your representative if you are interested in ACH processing.

EXCHANGE PRIVILEGE

Investors may, provided the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized, exchange Shares of the Trust for shares of:

              Cardinal Government Securities Trust, a short-term U.S. Government securities fund (without payment of any sales charge);

              Cardinal Aggressive Growth Fund, an equity fund seeking appreciation of capital (upon the payment of the applicable sales charge);

              Cardinal Balanced Fund, a fund seeking current income and long-term growth of both capital and income (upon the payment of the applicable sales charge);

              The Cardinal Fund Inc., an equity fund (upon payment of applicable sales charge); or

              Cardinal Government Obligations Fund, a U.S. Government bond fund (upon payment of applicable sales charge).

Notwithstanding the foregoing and subject to the limitations contained in the following paragraph, exchanges of Trust Shares for shares of CFI, CGOF, CBF or CAGF (individually, a "Cardinal Load Fund") generally may be completed upon the payment of a sales charge equal to the sales charge payable upon purchase of shares of that Cardinal Load Fund. If, however, the Shares of Trust to be exchanged were acquired as a result of an exchange of shares of a Cardinal Load Fund, the sales charge to be paid on the present exchange may be reduced by the sales charge previously paid.

The foregoing exchange privilege may be exercised only once in each calendar quarter and must be made by written or telephonic authorization. A shareholder should notify The Ohio Company of his desire to make an exchange, and The Ohio Company will furnish, as necessary, a prospectus and an application form to open the account. Cardinal Management Corp., as transfer agent, will require that any written authorization of an exchange include a signature guarantee as described above under "HOW MAY I REDEEM MY SHARES? -- Redemption by mail." However, a signature guarantee will not be required if the exchange is requested to be made within the same account or into an existing account of the shareholder held in the same name or names and in the same capacity as the account from which the exchange is to be made. Shareholders may also authorize an exchange of shares of the Trust by telephone. Neither the Trust nor any of its service providers will be liable of any loss, damages, expense or cost arising out of any telephone exchange authorization to the extent and subject to the requirements set forth under "HOW MAY I REDEEM MY SHARES? -- Redemption by telephone" above.

For tax purposes, an exchange is treated as a redemption and a new purchase.

The Trust may, at any time, modify or terminate the foregoing exchange privilege. The Trust, however, will give shareholders of the Trust 60 days advance written notice of any such modification or termination.

--------------------------------------------------------------------------------
WHAT ARE MY RIGHTS AS A SHAREHOLDER?
--------------------------------------------------------------------------------

Each Share is entitled to one vote (and fractional Shares to proportionate fractional votes) in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are not cumulative, so that the holders of more than 50% of the Shares voting in the election of Trustees have the power to elect all of the Trustees of the Trust. Whenever the approval of a majority of the outstanding Shares of the Trust is required in connection with shareholder approvals of the Investment Advisory Contract, the Distribution Contract or changes in the investment objective and policies or the investment restrictions of the Trust, a "majority" shall mean the vote of (i) 67% or more of the Shares of the Trust present at a meeting, if the holders of more than 50% of the outstanding Shares are present in person or by proxy, or (ii) more than 50% of the outstanding Shares of the Trust, whichever is less.

--------------------------------------------------------------------------------
WHAT SHAREHOLDER REPORTS WILL I RECEIVE?
--------------------------------------------------------------------------------

An account summary will be furnished to each shareholder monthly and will include information as to all purchases, redemptions and income dividends paid with respect to the preceding month. Financial statements of the Trust will be furnished to shareholders semiannually.

Holders of Shares should direct all inquiries concerning such matters to Cardinal Management Corp., 155 East Broad Street, Columbus, Ohio 43215.

                                             Investment Adviser and Manager
                                                  Cardinal Management Corp.
                                                  155 East Broad Street
                                                  Columbus, Ohio 43215

                                             Distributor
                                                  The Ohio Company
                                                  155 East Broad Street
                                                  Columbus, Ohio 43215

                                             Transfer Agent and Dividend Paying
                                             Agent
                                                  Cardinal Management Corp.
                                                  215 East Capital Street
                                                  Columbus, Ohio 43215

                                             Custodian
                                                  The Fifth Third Bank
                                                  38 Fountain Square
                                                  Cincinnati, Ohio 45263

                                             Legal Counsel
                                                  Baker & Hostetler
                                                  65 East State Street
                                                  Columbus, Ohio 43215

                                             Independent Auditors
                                                  KPMG Peat Marwick LLP
                                                  Two Nationwide Plaza
                                                  Columbus, Ohio 43215

             TABLE OF CONTENTS

                                             PAGE
                                            ------
Key Features................................     2
Prospectus Highlights.......................     3
Fee Table...................................     4
Financial Highlights........................     5
What is the Trust?..........................     6
What Are the Investment Objective and
  Policies of the Trust?....................     7
How Do I Purchase Shares of the Trust?......    10
What Distributions Will I Receive?..........    11
How May I Redeem My Shares?.................    12
How is Net Asset Value Calculated?..........    14
Does the Trust Pay Federal Income Tax?......    14
What About My Taxes?........................    15
Who Manages My Investment in the Trust?.....    16
What Other Shareholder Programs Are
  Provided?.................................    17
What Are My Rights as a Shareholder?........    18
What Shareholder Reports Will I Receive?....    18

                            ------------------------

THIS PROSPECTUS DOES NOT CONTAIN ALL OF THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENT AND EXHIBITS RELATING THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C., UNDER THE SECURITIES ACT OF 1933, AND TO WHICH REFERENCE IS MADE.

                            ------------------------

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THE TRUST IS REGISTERED AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH REGISTRATION DOES NOT IMPLY THAT THE TRUST OR ANY OF ITS SHARES HAVE BEEN GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OR ANY STATE OR ANY AGENCY OR OFFICER THEREOF.

                            ------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH STATE.


                             ----------------------
                                   PROSPECTUS
                             ----------------------

                                February 1, 1995

                               THE OHIO COMPANY

                                    CARDINAL
                                   TAX EXEMPT
                                     MONEY
                                     TRUST

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